Exhibit 99.4

5J TRUCKING, LLC

UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

CONTENTS

Page

UNAUDITED FINANCIAL STATEMENTS

Balance Sheets	1

Statements of Operations	2

Statements of Members’ Deficit	3

Statements of Cash Flows	4

Notes to Unaudited Financial Statements	5-9

5J TRUCKING, LLC

BALANCE SHEETS

(UNAUDITED)

	September 30,	December 31,
	2019	2018
ASSETS

CURRENT ASSETS
Cash	$-	$187,098
Accounts receivable
Trade	-	52,616
Related party	441,889	348,501
Notes receivable - current portion	423,277	423,277
Prepaid expenses	289,705	278,447
TOTAL CURRENT ASSETS	1,154,871	1,289,939

PROPERTY AND EQUIPMENT (at cost)
Buildings	715,921	715,921
Cranes	10,536,569	10,536,569
Trucks, trailers and winches	33,173,251	33,099,446
Machinery and equipment	4,246,967	4,246,967
Total property and equipment	48,672,708	48,598,903
Less accumulated depreciation	(33,753,205)	(31,827,065)

TOTAL NET PROPERTY AND EQUIPMENT	14,919,503	16,771,838

OTHER ASSETS
Notes receivable	684,932	669,478
TOTAL OTHER ASSETS	684,932	669,478
TOTAL ASSETS	$16,759,306	$18,731,255

LIABILITIES AND MEMBERS' DEFICIT
CURRENT LIABILITIES
Accounts payable	$730,368	$694,835
Bank Overdraft	40,074	-
Accrued expenses	43,771	74,958
State income taxes payable	103,375	140,500
Current portion of long-term debt	3,525,238	3,707,721
TOTAL CURRENT LIABILITIES	4,442,826	4,618,014

LONG-TERM DEBT, net of current portion	17,609,930	19,901,173

TOTAL LIABILITIES	22,052,756	24,519,187

MEMBERS' DEFICIT	(5,293,450)	(5,787,932)
TOTAL LIABILITIES AND MEMBERS' DEFICIT	$16,759,306	$18,731,255

The accompanying notes are an integral part of these unaudited financial statements.

5J TRUCKING, LLC

STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(UNAUDITED)

	For the Nine Months Ended
	September 30,
	2019	2018
OPERATING REVENUES	$19,299,200	$19,146,258

OPERATING EXPENSES	17,505,115	17,264,934

GROSS PROFIT	1,794,085	1,881,324

GENERAL AND ADMINISTRATIVE	1,079,351	681,970

INCOME FROM OPERATIONS	714,734	1,199,354

OTHER INCOME (EXPENSE)
Gain on sale of fixed assets	490,848	2,409,043
Interest income	55,151	45,065
Interest expense	(662,876)	(550,523)

NET OTHER INCOME (EXPENSE)	(116,877)	1,903,585

INCOME BEFORE PROVISION FOR INCOME TAXES	597,857	3,102,939

STATE INCOME TAX EXPENSE	103,375	92,000

NET INCOME	$494,482	$3,010,939

The accompanying notes are an integral part of these unaudited financial statements.

5J TRUCKING, LLC

STATEMENTS OF MEMBERS' EQUITY

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(UNAUDITED)

	2019	2018
MEMBERS' EQUITY AT BEGINNING OF PERIOD	$(5,787,932)	$(7,430,072)

Net income	494,482	3,010,939

Contributions (distributions) to members	-	(1,260,000)

MEMBERS' EQUITY AT END OF PERIOD	$(5,293,450)	$(5,679,133)

The accompanying notes are an integral part of these unaudited financial statements.

5J TRUCKING, LLC

STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

(UNAUDITED)

	2019	2018
CASH FLOW FROM OPERATING ACTIVITIES
Net income	$494,482	$3,010,939
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,767,007	3,022,445
Gain on sale of fixed assets	(490,848)	(1,546,828)
Gain on distribution of property	-	(862,215)
Bad debt expense	554,777	200,334
Decrease (Increase) in accounts receivable	(595,549)	(322,076)
Decrease (Increase) in prepaid expenses	(11,258)	(7,059)
(Decrease) Increase in accounts payable	35,533	(119,863)
(Decrease) Increase in bank overdraft	40,074	-
(Decrease) Increase in accrued expenses	(31,187)	(66,949)
(Decrease) Increase in state income taxes payable	(37,125)	(13,000)

NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES	2,725,906	3,295,728

CASH FLOW FROM INVESTING ACTIVITIES
Purchases of property and equipment	(552,738)	(779,953)
Proceeds from disposal of equipment	-	276,051
Payments received from equipment sold on contract	453,478	313,970

NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES	(99,260)	(189,932)

CASH FLOWS FROM FINANCING ACTIVITIES
Reduction in long-term debt	(2,813,744)	(3,058,032)
Member contributions (distributions)	-	(5,000)

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	(2,813,744)	(3,063,032)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(187,098)	42,764

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	187,098	193,758

CASH AND CASH EQUIVALENTS (OVERDRAFT) AT END OF PERIOD	$-	$236,522

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the period for:
Interest	$856,634	$743,820
State income taxes	$140,500	$105,000

Noncash investing and financing transactions:
Acquisition of property and equipment:
Cost of property and equipment	340,018	2,356,891
Property and equipment loans	(340,018)	(2,276,891)
Cash down payments	$-	$80,000

Sale of property and equipment:
Equipment sold on contract	$632,767	$1,353,000

Property distributions:
Fair value of property distributed	$-	$1,170,000
Cost basis	-	(307,785)
Gain on distribution	$-	$862,215

The accompanying notes are an integral part of these unaudited financial statements.

5J TRUCKING, LLC

NOTES TO UNAUDITED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019 AND 2018

ORGANIZATION

5J Trucking, LLC (the Company) is a limited liability company organized under the laws of the State of Texas on January 20, 2004, and headquartered in Palestine, Texas.

NATURE OF OPERATIONS

The Company provides rig mobilization, heavy hauling, compressor and production hauling and hotshot services to the oil and gas industry. Substantially all of these services are provided through 5J Oilfield Services, LLC, a related party.

SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies is presented to assist in the understanding of the Company’s financial statements. The financial statements and notes are representations of the Company’s management who is responsible for the integrity and objectivity of the financial statements.

Use of Estimates. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Concentration of Credit Risk. Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable. As of September 30, 2019 and December 31, 2018, the Company had no deposits in excess of federally insured limits at financial institutions. Substantially all (96%) of accounts receivable at September 30, 2019 and (86%) at December 31, 2018 was due from 5J Oilfield Services, LLC. Credit risk with respect to the accounts receivable is derived from 5J Oilfield Services, LLC granting credit to customers located throughout the United States.

Accounts Receivable. Accounts receivable are recorded net of the allowance for doubtful accounts of $1,175,005 at September 30, 2019 and $618,864 at December 31, 2018. The allowance for doubtful accounts is based on historical experience and an evaluation of the outstanding receivables at year end. Bad debt expense for the nine months ended September 30, 2019 and 2018, was $554,777 and $200,334, respectively.

Property and Equipment. Property and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful life of each class as follows:

Buildings	7-39 years
Cranes	10 years
Trucks, trailers and winches	7 years
Machinery and equipment	5-7 years

Maintenance and repairs are charged to expense as incurred and expenditures for major renewals and betterments are capitalized.

When items of property or equipment are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in the results of operations.

Depreciation expense for the nine months ended September 30, 2019 and 2018, was $2,767,007 and $3,022,445, respectively.

Cash and Cash Equivalents. For purposes of the statement of cash flows, the Company considers all demand deposits, money market funds and cash on hand to be cash equivalents.

Income Taxes. The Company is a disregarded entity for Federal income tax purposes. Therefore, no provision for Federal income tax has been included in the financial statements.

The Company is subject to various state income taxes and a state income tax provision of $103,375 and $92,000, has been recorded for the nine months ended September 30, 2019 and 2018, respectively.

For federal and state income tax purposes, the tax returns essentially remain open for possible examination for a period of three years after the respective filing deadlines of those returns.

Members’ Liability. As a limited liability company, each member’s liability is limited to amounts reflected in their respective member equity accounts in accordance with the Operating Agreement.

Subsequent Events. Management has evaluated subsequent events through May 8, 2020, the date the financial statements were available to be issued.

NOTES PAYABLE

Notes payable as of September 30, 2019 and December 31, 2018 consisted of the following:

		Date of	Maturity	Interest	Original	Monthly	Payment	Balance	2019	2019	Balance
Notes Payable	Collateral	Inception	Date	Rate	Amount	Payment	Method	12/31/2018	Additions	Reductions	9/30/2019
Equify	(4) Manitowoc cranes	Aug-15	Dec-18	6.00%	$1,353,514	-	Monthly	$181,620	$-	$181,620	$-
5J Oilfield Services, LLC	Miscellaneous Loan Fd Cash Acc.	Dec-13	Dec-26	2.00%	13,887,658	33,333	Quarterly	12,137,658	-	200,000	11,937,658
Citizens National Bank	2017 Holden & 2007 Aspen trailers	Nov-16	Nov-19	5.00%	92,100	2,763	Monthly	29,588	-	24,158	5,430
Scott Financial	2014 Kobelco Crane	Apr-16	Apr-20	5.75%	516,127	12,798	Monthly	196,771	-	108,649	88,122
Scott Financial	2006 Manitowoc Crane	Apr-16	Jan-20	5.75%	335,246	8,313	Monthly	104,610	-	71,612	32,998
Scott Financial	2013 Kobelco Crane	Apr-16	Apr-20	5.75%	531,500	13,179	Monthly	202,554	-	111,885	90,669
ALLY	2017 GMC Truck	Mar-17	Mar-20	4.69%	28,443	850	Monthly	12,305	-	7,332	4,973
ALLY	2017 GMC Truck	Mar-17	Mar-20	4.76%	30,368	909	Monthly	13,145	-	7,832	5,313
ALLY	2017 GMC Truck	Apr-17	Apr-20	4.59%	33,665	1,005	Monthly	15,498	-	8,640	6,858
ALLY	2017 GMC Truck	Apr-17	Apr-20	4.59%	42,762	1,276	Monthly	19,685	-	10,973	8,712
ALLY	2017 GMC Truck	Jun-17	Jun-20	4.59%	26,148	780	Monthly	14,222	-	6,633	7,589
ALLY	2017 GMC Truck	Jul-17	Jul-20	3.39%	18,380	538	Monthly	9,920	-	4,644	5,276
ALLY	2017 Chevrolet Truck	Sep-17	Sep-20	4.40%	30,996	922	Monthly	18,550	-	7,803	10,747
ALLY	2018 Chevrolet Truck	Oct-17	Oct-20	4.59%	29,318	875	Monthly	18,369	-	7,351	11,018
Citizens National Bank	13 Trailers	Aug-17	Aug-22	5.50%	448,000	8,464	Monthly	336,132	-	63,277	272,855
Scott Financial	Kobelco crane	Aug-17	Aug-21	5.75%	550,500	13,950	Monthly	368,860	-	101,817	267,043
Scott Financial	2017 Kobelco crane	Dec-17	Dec-22	5.75%	784,877	15,113	Monthly	645,520	-	109,816	535,704
Triumph	9 Trucks and 3 Trailers	Oct-17	Oct-20	5.50%	1,162,749	35,207	Monthly	650,341	-	332,864	317,477
De Lage Landen	2017 Grove Crane	Dec-17	Jan-24	5.48%	3,447,067	56,286	Monthly	2,991,144	-	435,447	2,555,697
Citizens Bank of Crockett	2 Trailers	Jan-18	Jan-21	6.5% floating	144,810	4,476	Monthly	103,665	-	35,472	68,193
Mercedes-Benz	1 Western Star truck	Feb-18	Jul-21	6.15%	100,000	2,640	Monthly	77,939	-	20,559	57,380
Citizens National Bank	2 Kenworths	Jun-18	May-22	5.75%	319,120	7,471	Monthly	283,041	-	56,097	226,944
Citizens National Bank	2 Trailers	Jul-18	Jul-22	5.49%	368,000	8,571	Monthly	333,246	-	64,593	268,653
Mercedes-Benz	8 Western Star trucks	Aug-18	Sep-23	5.50%	1,344,961	25,747	Monthly	1,288,963	-	181,828	1,107,135
Volvo Fin	4 Volvo Trucks	Oct-18	Oct-22	5.50%	596,565	13,874	Monthly	574,234	-	103,053	471,181
Volvo Fin	2 Volvo Trucks	Dec-18	Nov-22	5.50%	309,993	7,209	Monthly	304,204	-	53,305	250,899
Mercedes-Benz	2 Western Star trucks	Dec-18	Dec-23	5.84%	334,047	6,433	Monthly	334,047	-	43,563	290,484
Triumph	5 Kenworth Trucks	Nov-18	Jan-22	6.00%	1,000,750	30,770	Monthly	1,000,750	-	200,090	800,660
Citizens National Bank	2018 Cat Crane	Dec-18	Dec-22	6.00%	900,000	21,171	Monthly	900,000	-	153,071	746,929
Volvo Fin	3 Volvo Trucks	Dec-18	Dec-22	5.50%	442,313	10,287	Monthly	442,313	-	75,712	366,601
Mercedes-Benz	2 Western Star trucks	May-19	Apr-24	5.65%	340,018	6,534	Monthly	-	340,018	24,048	315,970

	Totals				$29,549,995			$23,608,894	$340,018	$2,813,744	$21,135,168

							Total Long-Term Debt				$21,135,168
							Less current portion				3,525,238
							Total Long-Term Debt, net of current portion				$17,609,930

COMMITMENTS AND CONTINGENCIES

The Company has guaranteed 5J Oilfield Services, LLC’s Line of Credit with VeraBank with a balance of $6,254,734 as of September 30, 2019. The line of credit matures on October 4, 2019, and has a maximum borrowing amount of $8,000,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of September 30, 2019, the related party is current with its debt payments.

The Company has guaranteed two of Certified Crane and Rigging Services, LLC’s notes payable due to Equify Financial, LLC with balances of $2,336,368 and $2,003,788 as of September 30, 2019. Payments on the debts are due monthly with final payments due during the year ending December 31, 2022. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. At September 30, 2019, including accrued interest, the maximum potential amount of future payments under the guarantees would be $4,810,043. As of September 30, 2019, the related party is current with its debt payments.

The Company has also guaranteed a Line of Credit for Certified Crane and Rigging Services, LLC with a balance of $1,469,040 as of September 30, 2019. The line of credit matures on February 16, 2020, and has a maximum borrowing amount of $2,020,000. The Company would be obligated to perform under the guarantee if the related entity failed to pay principal and interest payments to the lender when due. As of September 30, 2019, the related party is current with its debt payments.

The Company is contingently liable in respect to lawsuits and other claims arising from the ordinary course of its operations. The Company believes that either there are meritorious defenses to substantially all such actions or that any liability that may finally be determined, net of insurance, should not have a material affect on the Company’s financial position.

RELATED PARTY TRANSACTIONS

During 2019 and 2018, the Company had transactions with 5J Oilfield Services, LLC (Oilfield Services), 5J Properties, LLC (Properties), Certified Crane and Rigging Services, LLC (Certified Crane), 903 Industries, and Schwab Trucking, LLC (Schwab) related through common ownership and management. The Company rents a crane to Certified Crane under a cancelable five year lease. The lease requires Certified Crane to pay the Company rent for the use of the equipment. The following is a description of the transactions with these entities for the nine months ended September 30, 2019 and 2018:

5J Oilfield Services, LLC

-	The Company rents a substantial portion of its trucks, cranes and other equipment to Oilfield Services under cancelable five year leases. The leases require Oilfield Services to pay the Company rent for the use of the equipment, equivalent to a percentage of the revenue generated by the equipment. In addition, the rent will be reduced by:

•	the gross amount paid by or on behalf of Oilfield Services to any driver of the leased equipment for wages

•	a percentage of the driver’s gross wages to cover payroll taxes and operations and administrative expenses

•	other miscellaneous expenses such as driver physicals, drug and alcohol screens, fines, etc.

-	The Company also receives revenue from Oilfield Services for the use of its terminal facilities and from commissions related to job performance.

-	Accounts receivable includes $425,121 and $346,331 due from Oilfield Services as of September 30, 2019 and December 31, 2018, respectively.

-	Long-Term Debt includes $11,937,658 and $12,137,658 due to Oilfield Services as of September 30, 2019 and December 31, 2018, respectively. Interest expense incurred on the debt was $183,829 and $188,539 during the nine months ended September 30, 2019 and 2018. See the long-term debt information on page 11 for more details.

-	The Company reported gross revenue of $18,518,179 reduced by $8,413,934 of expenses during the nine months ended September 30, 2019 and gross revenue of $18,364,569 reduced by $8,100,246 of expenses during the nine months ended September 30, 2018 from Oilfield Services.

The Company’s transactions with other related parties are summarized below:

	September 30,	September 30,
	2019	2018
Operating revenue from Certified Crane	$556,283	589,957
Operating revenue from Schwab	82,946	57,817
Operating revenue from 903 Industries	19,532	26,400

Contract service expense to Certified Crane	-	-
Rental expense to 5J Properties	76,500	76,500
Truck expense to 903 Industries	-	-

Bad debt expense from Certified Crane (included in General and Administrative expense)	556,266	150,000

Gain on distribution of fixed assets to CCR	-	862,215

NOTES RECEIVABLE

Notes receivable consisted of the following at September 20, 2019 and December 31, 2018:

	September 30,	December 31,
	2019	2018
Matthew Solt, with interest at 8%	$139,245	$165,643
Antero M. Zulueta, with interest at 8%	-	160,645
A-Starr Logistics, LLC, with interest at 8.5%	116,156	148,861
Banks Heavy Haul, with interest at 8%	108,100	131,811
Boyd Farner Jr., with interest at 8%	-	93,651
PCN Transportation, with interest at 7.5%	51,967	86,407
2J Trucking, LLC, with interest at 8%	-	78,263
PCN Transportation, with interest at 8%	40,928	59,448
Donna K. Slinker, with interest at 7.5%	-	58,250
Danny DelAngel, with interest 8%	-	55,833
William Corley, with interest at 7.5%	-	53,943
William Corley, with interest at 7.5%	150,274	-
Thomas Wright, with interest at 8.5%	119,200	-
Andy Rivers, with interest at 8%	155,703	-
Matthew Solt, with interest at 8.5%	152,482	-
Matthew Solt, with interest at 8.5%	74,154	-

Notes receivable	$1,108,209	$1,092,755
Less current portion	(423,277)	(423,277)

Notes receivable - non-current portion	$684,932	$669,478

SUBSEQUENT EVENTS

On February 27, 2020, SMG Industries, Inc. (“SMG”) purchased 100% of the outstanding membership interests of the Company and 5J Trucking for total consideration of $16,000,000, including notes payable of $3,000,000 and preferred stock issued by SMG with a face value of $6,000,000. The transaction closed on February 27, 2020, at which time each 5J company became a wholly-owned subsidiaries of SMG.